UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 9, 2016

Garrison Capital Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00878	90-0900145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1290 Avenue of the Americas, Suite 914, New York, New York 10104
(Address of Principal Executive Offices) (Zip Code)

(212) 372-9590
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 7, 2016, Bruce Shewmaker, an independent director on the board of directors of Garrison Capital Inc. (the “Company” or “Garrison”), passed away.

“The Garrison team and its directors are greatly saddened by Bruce’s passing.  He had been with us from when Garrison was just an idea and he was a tremendous resource and mentor to me and the team during his tenure,” stated Brian Chase, Chief Financial Officer, Treasurer and director of the Company. “Bruce was one of the architects of the modern business development company and many in the industry have unknowingly benefitted from his decades of work. We owe him a debt of gratitude for his hard work which continued up until the very end.  He will be greatly missed and always remembered.  We offer our heartfelt condolences to the Shewmaker family during this time of mourning.”

On December 9, 2016, the Company notified the Nasdaq Global Select Market (“Nasdaq”) that, as a result of Mr. Shewmaker’s passing, the Company is currently out of compliance with Rule 5605(b)(1), which requires each Nasdaq listed company to have a majority of independent directors. On December 12, 2016, the Company received a notification letter from Nasdaq regarding the cure period to comply with Rule 5605(b)(1). The Company is in the process of considering the various options to regain compliance with Rule 5605(b)(1) prior to the expiration of the cure period granted by Nasdaq, which will expire upon the earlier to occur of (i) the date of the Company’s next annual stockholders’ meeting or (ii) December 7, 2017. However, if the Company’s next annual stockholders’ meeting is held before June 5, 2017, the cure period will not expire until June 5, 2017.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Garrison Capital Inc.

Date: December 13, 2016	By:	/s/ Brian Chase
Brian Chase
Chief Financial Officer